Mid Cap Fund

Summary Prospectus  February 28, 2014

Class	A	C	I	Y
Ticker	DHPAX	DHPCX	DHPIX	DHPYX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated February 28, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/documents/mutual-funds/, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the Diamond Hill Mid Cap Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Diamond Hill Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 39 of the fund’s prospectus and the Shares of the Funds section on page 26 of the fund’s statement of additional information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	5.00%	None	None	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.25%	0.25%	0.25%	0.10%
Total annual fund operating expenses	1.15%	1.90%	0.90%	0.75%

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$611	$847
Class C	Sold Held	293 193	597 597
Class I	Sold or Held	92	287
Class Y	Sold or Held	77	240

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. Because the fund had not commenced operations as of the prior fiscal year end period, no portfolio turnover rate has been provided.

Principal Investment Strategy

The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with medium market capitalizations that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Mid cap companies are defined as companies with market capitalizations at the time of purchase between $1.5 billion and $20 billion or in the range of those market capitalizations of companies included in the Russell Midcap Index at the time of purchase. The capitalization range of the Russell Midcap Index is between $676 million and $31.688 billion as of January 31, 2014. The size of the companies included in the Russell Midcap Index will change with market conditions.

The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2014	|	DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund Summary	As of February 28, 2014

portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.

Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value; if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

Equity Market Risk  Overall stock market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Small Cap and Mid Cap Company Risk  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Securities Lending Risk  To generate additional income, the fund may lend its portfolio securities to financial institutions. Loaned securities will be secured by cash collateral that the fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Performance

Because the Fund does not have returns for the previous calendar year, no investment return information is presented for the Fund. In the future, performance information will be presented in this section of the prospectus. This information will give some indication of the risks of investing in the fund by comparing the fund’s investment returns with a broad measure of market performance. The Fund intends to compare its performance to the Russell Midcap Index. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

The Russell Midcap Index is a market-capitalization weighted index measuring performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures performance of the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies. You cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Portfolio Management

Investment Adviser

Diamond Hill Capital Management, Inc.

Portfolio Managers

Christopher Welch

Portfolio Manager

Since 12/2013

Christopher Bingaman

Assistant Portfolio Manager

since 12/2013

Jeannette Hubbard

Assistant Portfolio Manager

since 12/2013

Buying and Selling Fund Shares

Minimum Initial Investment

Class A, C and I:  $2,500

Class Y:  $500,000

Minimum Additional Investment

All Classes:  $100

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2014	|	DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund Summary	As of February 28, 2014

To Place Orders	Mail: Diamond Hill Mid Cap Fund P.O. Box 183179 Columbus, OH 43218-3179 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2014	|	DIAMOND-HILL.COM

325 John H. McConnell Blvd, Suite 200

Columbus, OH 43215

SUM-MC-022814

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2014	|	DIAMOND-HILL.COM